INDEXIQ ETF TRUST

(the “Trust”)

IQ Australia Small Cap ETF

(the “Fund”)

Supplement dated January 25, 2018 (“Supplement”)

to the Summary Prospectus dated August 29, 2017

The Board of Trustees of IndexIQ ETF Trust (the “Trust”), based upon the recommendation of IndexIQ Advisors LLC, the Funds’ advisor (“Advisor”), has determined to liquidate and terminate the Fund. The Advisor believes that it is in the best interests of the Fund and the Fund’s shareholders for the Fund’s business and operations not to continue, and, after considering all of the information presented to it, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

The Fund will discontinue trading on the NYSE Arca, Inc. effective at the market close on March 16, 2018. The NYSE Arca is expected to halt trading in the Fund after the market close on March 16, 2018 and the Fund will no longer accept creation or redemption orders.

From January 26, 2018 through March 16, 2018, the Fund will be in the process of winding up its operations in an orderly fashion and liquidating its portfolio. This process will result in the Fund not tracking its underlying index and its cash holdings increasing, which may not be consistent with the Fund’s investment objectives and strategies. Shareholders may sell their holdings prior to the market close on March 16, 2018, and may incur customary transaction fees from their broker-dealer.

The effective date of the Fund’s liquidation shall be on or about March 23, 2018 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust (“Liquidation Date”). Shareholders of record remaining on the Liquidation Date will receive cash equal to the net asset value of their shares as of that date after the Fund has paid or provided for all of its charges, taxes expenses and liabilities. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income. Shareholders remaining in the Fund on the Liquidation Date will not incur transaction fees in connection with the liquidation of their shares. Once the distributions are complete, the Fund will terminate. The Advisor will bear all administrative expenses associated with the liquidation of the Fund and the distribution of cash proceeds to investors in the Fund.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold shares of the Fund may receive a final distribution of net income and capital gains earned by the Fund and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidations.

If you would like additional information, including information about other IndexIQ ETFs, please call (888) 474-7725 or visit www.IQetfs.com.

Investors Should Retain This Supplement for Future Reference

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